Exhibit 99.2

NNNNNNNNNNNN . OVERSTOCK.COM, INC. SUBSCRIPTION RIGHTS OFFERING INSTRUCTIONS FOR EXERCISE OF SUBSCRIPTION RIGHTS FOR SHARES OF BLOCKCHAIN VOTING SERIES A PREFERRED STOCK THE SUBSCRIPTION RIGHTS OFFERING EXPIRES AT 5:00 P.M., EASTERN TIME, ON DECEMBER 6, 2016 UNLESS THE EXERCISE PERIOD IS EXTENDED. Overstock.com, Inc. (the “Corporation”) is conducting a rights offering (the “Rights Offering”) in which the Corporation is distributing non-transferable rights (the “Subscription Rights”) to the holders of record (the “Record Holders”) of the Corporation’s common stock (the “Common Stock”), as of 4:00 p.m., Eastern Time, on November 10, 2016 (the “Record Date”), as described and subject to the limitations set forth in the accompanying base Prospectus dated December 9, 2015 (the “Base Prospectus”) and Prospectus Supplement dated November 14, 2016 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). Each Record Holder will receive one Subscription Right for each ten (10) shares of Common Stock held on the Record Date, plus one additional Subscription Right if the number of shares of Common Stock held by the Record Holder on the Record Date is not exactly divisible by ten. Subject to proration and other limitations described in the Prospectus, each Subscription Right entitles the Record Holder to subscribe (the “Basic Subscription Privilege”) for one share of either (1) the Corporation’s Blockchain Voting Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred”), which will be issued as digital securities, or (2) the Corporation’s Voting Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred”), which will be issued as non-digital certificated or uncertificated securities, in each case at a subscription price per share calculated as set forth below under “SUBSCRIPTION PRICE” (the “Subscription Price”). All Record Holders may subscribe for shares of Series B Preferred. However, only U.S. residents and entities meeting the qualifications described below under “METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS FOR SHARES OF SERIES A PREFERRED—ADDITIONAL PROCEDURES” may purchase shares of Series A Preferred. Each Record Holder who fully exercises the Basic Subscription Privilege for shares of one series will be eligible to participate in an over-subscription privilege (the “Over-Subscription Privilege”). Under the terms of the Over-Subscription Privilege, subject to the conditions and limitations described in the Prospectus, a Record Holder may be entitled to subscribe for additional shares of the same series that such holder subscribed for pursuant to the Basic Subscription Privilege at the Subscription Price, to the extent that the shares are unclaimed by other Record Holders exercising their Basic Subscription Privilege. The Record Holder named on the accompanying subscription rights certificate (the “Rights Certificate”) is entitled to the number of Subscription Rights shown thereon. The method of exercise of Subscription Rights depends on whether the Record Holder desires to subscribe for shares of the Series A Preferred, shares of the Series B Preferred or both. Please review “METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS FOR SHARES OF SERIES A PREFERRED” below for information regarding how to subscribe for shares of Series A Preferred. Record Holders wishing to subscribe for shares of Series B Preferred should refer to the Rights Certificate and follow the instructions thereon. THE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE The Subscription Rights are non-transferrable. They cannot be sold, transferred or assigned to anyone else. Only the Record Holder can exercise the Subscription Rights. SUBSCRIPTION PRICE The Subscription Price, whether for shares of Series A Preferred or shares of Series B Preferred, and for both the Basic Subscription Privilege and the Over-Subscription Privilege, will be calculated as the lower of: (A) $15.68 (the “Maximum Price”), or (B) 95% of the volume-weighted average trading price of the Common Stock on the Nasdaq Global Market for the five (5) trading days ending on and including December 6, 2016 (the “End of Subscription Period Price”). You will be required to fund your subscription at the Maximum Price. If the End of Subscription Period Price is lower than the Maximum Price, Computershare Trust Company, N.A. (the “Rights Agent”) will refund the difference to you promptly after the closing of the Rights Offering. METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS FOR SHARES OF SERIES A PREFERRED In order to exercise your Subscription Rights for shares of Series A Preferred, you must go to the subscription portal created by the Rights Agent located at https://www.mydigitalshares.com (the “Subscription Portal”) and follow the instructions on the Subscription Portal. Please note your account code and control number below when completing any subscription on the Subscription Portal: Your Account Code XXXXXX Control Number XXXXXX 02GW8C NNNNNNNNN

. METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS FOR SHARES OF BLOCKCHAIN VOTING SERIES A PREFERRED STOCK (cont.) Please Note: A Record Holder may exercise the Over-Subscription Privilege for shares of Series A Preferred only if such holder fully exercises the Basic Subscription Privilege for shares of Series A Preferred, and may then exercise the Over-Subscription Privilege only for shares of Series A Preferred. A Record Holder that exercises such holder’s Basic Subscription Privilege for shares of both Series A Preferred and Series B Preferred will not be entitled to any Over-Subscription Privilege. Payment of Subscription Price: Full payment for shares of Series A Preferred subscribed for pursuant to both the Basic Subscription Privilege and the Over-Subscription Privilege at the Maximum Price must accompany your subscription, as provided on the Subscription Portal. Please reference your control number (provided above) on your check to Computershare. Your check should be made payable to Computershare. If the Subscription Price is determined to be the Recent Price instead of the Maximum Price as set forth above under “SUBSCRIPTION PRICE”, the Rights Agent, promptly after the Expiration Date, will refund all excess payments made by each Record Holder that has properly exercised Subscription Rights. Refunds will be sent directly to the beneficial holders and will not be sent through nominees. Additional Procedures: To purchase any shares of Series A Preferred pursuant to your Subscription Rights, you must be one of the following: • a U.S. citizen with a U.S. address or a U.S. permanent resident alien who has maintained a residence in the United States for a minimum of one year and possesses a valid U.S. Social Security number; a corporation, partnership or limited liability company formed under the laws of the United States or any state and that has a physical address in the United States and provides a valid U.S. employer identification number; a trust, all of the trustees of which would qualify to open an online brokerage account with Keystone to purchase shares of Series A Preferred, and that has a physical address in the United States, as described in the Prospectus; or a custodial account for minors if the custodian would qualify to purchase shares of Series A Preferred on its own behalf, as described in the Prospectus. • • • In addition, you must: • • • certify your tax status; complete the subscription process via the Subscription Portal; submit payment for all the Subscription Rights you elect to exercise under the Basic Subscription Privilege and Over-Subscription Privilege, all as described in the subscription documents sent to you and available from Georgeson LLC, the Information Agent for the Rights Offering, as well as the Subscription Portal, and open an online brokerage account with Keystone Capital Corporation as described in the Prospectus. • As described in the Prospectus, the Series A Preferred may be acquired and held only by the beneficial owner, and may not be held in “street name.”